UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA	95971
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530)283-7305

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Item 4.01 Changes in Registrant’s Independent Registered Public Accounting Firm.

On November 1, 2011, the Audit Committee of the Board of Directors of Plumas Bancorp (the “Company”) approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s new independent registered public accounting firm. Perry-Smith LLP (“Perry-Smith”) was the Company’s former independent registered public accounting firm, and Perry-Smith resigned as the Company’s independent registered public accounting firm simultaneous with the engagement of Crowe by the Company. This change was a result of a transaction closed on November 1, 2011 whereby Crowe acquired certain assets of Perry-Smith and certain Perry-Smith personnel became associated with Crowe.

Perry-Smith’s reports on the Company’s consolidated financial statements for the two years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2010 and 2009, and through November 1, 2011, there were no disagreements between the Company and Perry-Smith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Perry-Smith, would have caused Perry-Smith to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through November 1, 2011.

The Company requested Perry-Smith to furnish the Company with a letter addressed to the Commission stating whether Perry-Smith agrees with the above statements. A copy of Perry-Smith’s letter, dated November 1, 2011 is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Crowe did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Perry-Smith on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Perry-Smith, would have caused Perry-Smith to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16	Letter to the Securities and Exchange Commission from Predecessor Auditor Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2011	Plumas Bancorp

	By	/s/ Richard Belstock
Richard Belstock SVP, Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title
16	Letter to the Securities and Exchange Commission from Predecessor Auditor Regarding Change in Certifying Accountant